SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (the "Agreement") is effective as of the ____ day of December, 2010.

BETWEEN:
Gary D. Alexander                                                                                     ("Seller")
4285 SW Martin Highway
Palm City, Florida 34990

AND

BRANISLAV JOVANOVIC                                                                     (“Buyer”)
19 Tuscarora Way NW
Calgary, AB T3L 2H1

WHEREAS:

A.	Seller is the owner of 3,000,000 restricted shares of common stock (the “Shares”) of Greenwood Gold Resources Inc. (the “Company”);

B.	Seller wishes to sell the Shares to Buyer at a price of US $0.01 per share for a total purchase price of US $30,000; and

C.
Buyer is aware that the Shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Act or an exemption from the registration requirements of the Act is available, and that hedging transactions involving these securities may not be conducted unless in compliance with the Act.

THIS AGREEMENT WITNESSES that the parties have agreed that the terms and conditions of the relationship shall be as follows:

1.0           Buyer’s Representations and Warranties.  Buyer represents and warrants the following as an additional inducement to purchase the Shares covered by this Agreement:

1.1           Buyer is purchasing the Shares for his account only.

1.2           Buyer will fully comply with all provisions of U.S. and other applicable securities laws, rules and regulations regarding the resale of any of the Shares acquired hereunder, and will make all required filings regarding beneficial ownership of the Shares with the SEC, as may be applicable, in a timely manner.

1.3           Buyer certifies that Buyer is not a U.S. person and is not acquiring the Shares for the account or benefit of any U.S. person.

1.4           Buyer agrees to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Exchange Act of 1934 (the “Act”), or pursuant to an available exemption from registration.

1.5           Buyer agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Act.

1.6           Buyer acknowledges that the Company will refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an available exemption from registration.

2.0           Terms of Agreement.  Subject to Seller’s acceptance of this Agreement, the parties hereto agree as follows:

2.1           Buyer hereby offers to purchase the Shares of the Company, free and clear of any liens or encumbrances whatsoever, and Seller agrees to sell the Shares of the Company free and clear of any liens or encumbrances whatsoever, other than a restrictive Rule 144 legend.

2.2           Buyer acknowledges that Certificates representing the Shares shall contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving those securities may not be conducted unless in compliance with the Act.

3.0           Seller’s Representations and Warranties.  Seller hereby represents and warrants the following:

3.1           Seller has the right to sell, transfer, convey and assign the Shares, without any qualification whatsoever.

3.2           Seller has done no act to encumber the Shares, and that the Shares are free and clear of any liens or encumbrances whatsoever, other than a restrictive Rule 144 legend.

4.0           Modification.  Any modification to this Agreement must be in writing and signed by the parties thereto or it shall be void and of no effect.

5.0           Counterparts.  This Agreement may be signed in counterparts, each of which so signed shall be deemed to be an original (and each signed copy sent by electronic facsimile transmission shall be deemed to be an original), and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution, shall be deemed to bear the date as set forth above.

6.0           Entire Agreement.  This Agreement constitutes the entire Agreement between the parties and there are no additional representations, warranties, covenants or agreements, express or implied, other than as expressly set forth herein.

IN WITNESS WHEREOF this Agreement has been executed by the parties on the day, month and year first written above.

SELLER:

___________________________
Gary D. Alexander

BUYER:

___________________________
BRANISLAV JOVANOVIC